Exhibit 99.1

Volkswagen Auto Lease Trust 2002-A					Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004 Date Status: Fresh						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				12/16/2004

2	Payment Date				12/20/2004

3	Collection Period			10/31/2004	11/27/2004	28

4	Monthly Interest Period- Actual			11/22/2004	12/19/2004	28

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	240,000,000.00	—	—	—	—
7	Class A-2 Notes	405,000,000.00	—	—	—	—
8	Class A-3 Notes	545,000,000.00	199,346,067.91	38,802,134.43	160,543,933.48	0.2945760
9	Class A-4 Notes	310,000,000.00	310,000,000.00	—	310,000,000.00	1.0000000
10	Certificates	130,434,783.00	130,434,783.00	—	130,434,783.00	1.0000000

11	Equals: Total Securities	$1,630,434,784.00	$639,780,850.91	$38,802,134.43	$600,978,716.48

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.3850%	—	—	—	—
13	Class A-2 Notes	1.7700%	—	—	—	—
14	Class A-3 Notes	2.3600%	392,047.27	1.9666667	39,194,181.70	196.6137687
15	Class A-4 Notes	2.7500%	710,416.67	2.2916667	710,416.67	2.2916667

	Equals: Total Securities		1,102,463.93		39,904,598.36

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					11,798,360.14
17	Sales Proceeds - Early Terminations					10,347,612.63
18	Sales Proceeds - Scheduled Terminations					16,271,984.14
19	Security Deposits for Terminated Accounts					205,600.00
20	Excess Wear and Tear Received					118,085.22
21	Excess Mileage Charges Received					233,719.47
22	Other Recoveries Received					1,029,637.47

23	Subtotal: Total Collections					40,004,999.07

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
26	Investment Earnings on Collection Account					83,346.28

27	Total Available Funds, prior to Servicer Advances					40,088,345.35

28	Servicer Advance					1,001,520.51

29	Total Available Funds					41,089,865.86

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					647,116.79
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					533,150.71
34	Servicing Fee Shortfall					—
35	Administration Fee
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
39	Interest Paid to Noteholders					1,102,463.93
40	Subtotal: Remaining Available Funds				38,802,134.43
41	Principal Distribution Amount (Item 59)				38,802,134.43
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					38,802,134.43
43	Amount Paid to Reserve Account to Reach Specified Balance					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		8,413,072.02
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		30,389,062.41
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		38,802,134.43

55	Remaining Available Funds (Item 40)		38,802,134.43
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		38,802,134.43

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		40,088,345.35
62	Less: Payment Date Advance Reimbursement (Item 71)		647,116.79
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		533,150.71
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		1,102,463.93

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		37,800,613.92
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		2,264,290.51

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 66 minus Item 54 and Item 67, else 0)		1,001,520.51

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		647,116.79
71	Payment Date Advance Reimbursement		647,116.79
72	Additional Payment Advances for current period		1,001,520.51

73	Ending Balance of Payment Advance		1,001,520.51

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)		57,065,217.39
76	Initial Reserve Account Balance		24,456,521.74

77	Beginning Reserve Account Balance		57,065,217.39
78	Plus: Net Investment Income for the Collection Period		90,535.00

79	Subtotal: Reserve Fund Available for Distribution		57,155,752.39
80	Plus: Deposit of Excess Available Funds (Item 43)		—
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		57,155,752.39
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		90,535.00

84	Equals: Ending Reserve Account Balance		57,065,217.39

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	1,406	19,417,079.41
88	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		(17,216,557.87)
89	Less: Excess Wear and Tear Received		(118,085.22)
90	Less: Excess Mileage Received		(233,719.47)

91	Current Period Net Residual Losses/(Gains)	1,406	1,848,716.85

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	14,817	12,653,162.06
94	Current Period Net Residual Losses (Item 91)	1,406	1,848,716.85

95	Ending Cumulative Net Residual Losses	16,223	14,501,878.91

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.89%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,630,434,784	600,978,718
99	Number of Current Contracts		80,341	40,685
100	Weighted Average Lease Rate		6.50%	6.22%
101	Average Remaining Term		29.38	7.33
102	Average Original Term		42.19	43.95
103	Monthly Prepayment Speed			72.00%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	42,859	668,790,631	639,780,852
105	Depreciation/Payments		(9,657,543)	(8,413,072)
106	Early Terminations	(768)	(11,454,690)	(10,971,983)
107	Scheduled Terminations	(1,406)	(20,839,764)	(19,417,079)
108	Repurchase/Reallocation	—	—	—

109	Pool Balance - End of Period	40,685	626,838,633	600,978,718

		Units	Securitization Value	Percentage
110	Delinquencies Aging Profile - End of Period
111	Current	39,934	589,658,511	98.12%
112	31 - 90 Days Delinquent	637	9,552,977	1.59%
113	90+ Days Delinquent	114	1,767,230	0.29%

114	Total	40,685	600,978,718	100.00%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-27-2004	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

1/20/2005	38,061,098
2/20/2005	33,927,669
3/20/2005	52,945,188
4/20/2005	58,954,917
5/20/2005	46,676,659
6/20/2005	24,550,410
7/20/2005	34,522,388
8/20/2005	49,771,492
9/20/2005	27,519,561
10/20/2005	24,749,109
11/20/2005	31,452,471
12/20/2005	23,485,334
1/20/2006	20,172,759
2/20/2006	22,298,180
3/20/2006	19,000,371
4/20/2006	22,408,002
5/20/2006	5,928,251
6/20/2006	2,874,947
7/20/2006	14,022,040
8/20/2006	39,214,413
9/20/2006	5,554,901
10/20/2006	1,103,743
11/20/2006	891,609
12/20/2006	857,319
1/20/2007	34,862
2/20/2007	861
3/20/2007	165
600,978,719